UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 27, 2003

     BEAR STEARNS ASSET BACKED SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated June 1, 2001 providing for the issuance of ABFS Mortgage Loan Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2.)

                    BEAR STEARNS ASSET BACKED SECURITIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-56242-15                   13-3836437
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


245 Park Avenue
New York, New York                                               10167
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-4095

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFS Mortgage Loan Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2001 ( the "Agreement"), among Bear Stearns Asset Backed Securities Inc., as Depositor, American Business Credit Inc., as Servicer, and JPMorgan Chase Bank, as Trustee and Collateral Agent.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 27, 2003 as Exhibit 99.1.

BEAR STEARNS ASSET BACKED SECURITIES INC.
ABFS Mortgage Loan Trust 2001-2
Mortgage Pass-Through Certificates, Series 2001-2
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank, in its capacity
                                     as Trustee and Collateral Agent under the Agreement referred to herein


Date:   January 27, 2003          By: /s/   Jennifer H McCourt
                                        -----------------------------
                                            Jennifer H McCourt
                                            Vice President

                                  Exhibit 99.1

                         Statement to Certificateholders





                        ABFS MORTGAGE LOAN TRUST 2001-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 January 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        275,000,000.00   162,137,511.39   5,782,501.27     856,626.52   6,639,127.79      0.00          0.00     156,355,010.12
A2         32,798,000.00             0.00           0.00           0.00           0.00      0.00          0.00               0.00
A3         23,278,000.00    21,263,093.24   1,843,671.09     103,126.00   1,946,797.09      0.00          0.00      19,419,422.15
A4         23,924,000.00    23,924,000.00           0.00     139,357.30     139,357.30      0.00          0.00      23,924,000.00
TOTALS    355,000,000.00   207,324,604.63   7,626,172.36   1,099,109.82   8,725,282.18      0.00          0.00     199,698,432.27

AIO        35,500,000.00    35,500,000.00           0.00     236,666.66     236,666.66      0.00          0.00      35,500,000.00
X                   0.00             0.00           0.00           0.00           0.00      0.00          0.00               0.00
R                   0.00             0.00           0.00     511,845.49     511,845.49      0.00          0.00               0.00
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                            BEGINNING                                                           ENDING
CLASS          CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1         00079CAB5         589.59095051     21.02727735    3.11500553     24.14228287     568.56367316
A2         00079CAC3           0.00000000      0.00000000    0.00000000      0.00000000       0.00000000
A3         00079CAD1         913.44158605     79.20229788    4.43019160     83.63248948     834.23928817
A4         00079CAE9       1,000.00000000      0.00000000    5.82500000      5.82500000   1,000.00000000
TOTALS                       584.01297079     21.48217566    3.09608400     24.57825966     562.53079513
           00079CAF6
AIO                        1,000.00000000      0.00000000    6.66666648      6.66666648   1,000.00000000
--------------------------------------------------------------------------------------------------------

--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1        6.340000 %       6.340000 %    6.340000 %
A2        3.890000 %       0.000000 %    0.000000 %
A3        5.820000 %       5.820000 %    5.820000 %
A4        6.990000 %       6.990000 %    6.990000 %
AIO       8.000000 %       8.000000 %    8.000000 %
--------------------------------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
